                                                                      EXHIBIT 10

          FILED
  IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
     STATE OF NEVADA

       JAN 23 1987

             CERTIFICATE AMENDING THE CERTIFICATE OF INCORPORATION

                                      Of


                              DE LUXE ONYX COMPANY



FRANKIE SUE DEL PAPA  SECRETARY OF STATE
      /s/ FRANKIE SUE DEL PAPA

NO. --------------------------------------


     The undersigned, being the President and Secretary of DE LUXE ONYX COMPANY, a Nevada corporation, hereby certify that by majority vote of the Board of Directors and majority vote of the stockholders at a meeting held on January 5th, 1987, it was agreed by unanimous vote that this Certificate Amending the Articles of Incorporation by filed.

     The undersigned further certify that the original Articles of Incorporation of DE LUXE ONYX COMPANY, were filed with the Secretary of State of the State of Nevada, on January 23rd, 1987, and a certified copy of said Articles were filed with the Carson City County Clerk on January 23rd, 1987.

     The undersigned further certify that the Article First through Article Eleventh of the original Articles of Incorporation filed on January 23rd, 1987 herein are amended to read as follows:

     ARTICLE FIRST:  The name of this corporation is:

                       Walsh Communications Group, Inc.

     ARTICLE SECOND:  No change.

     ARTICLE THIRD:  No change.

     ARTICLE FOURTH: Authorization of Capital Stock. The amount of the total authorized capital stock of this corporation shall be Fifty Thousand Dollars ($50,000) consisting of Fifty Million (50,000,000) shares of common stock with a "par value of $.001" per share. The stock shall be common, non-assessable and voting stock may be issued as, when and for such consideration as the Board of Directors may from time to time determine. The amount of capital stock with which it will commence business is One Thousand Dollars ($1,000).

     ARTICLE FIFTH:  No change.

     ARTICLE SIXTH:  No change.

     ARTICLE SEVENTH:  No change.

     ARTICLE EIGHTH:  No change.

     ARTICLE NINTH:  No change.

     ARTICLE TENTH:  No change.

     ARTICLE ELEVENTH:  No change.


     The number of common shares outstanding at the time of adoption were Three Thousand (3,000) and the number voted for such amendment were One Thousand Eight Hundred (1,800) and the number of shares voted against such amendment were Zero
(0).

     The manner, if not set forth in such amendment, in which any exchange, reclassification or cancellation of issued shares provided for in the amendment shall be effected, as follows:

     The 3,000 - "$1.00 par value common shares" presently outstanding are herby forward split 1000 - 1 share forward. Said Exchange shall be completed as follows: 100 - "$.001 par value common shares" shall be issued in exchange for each 1 - "$1.00 par value common share" presently outstanding. Upon completion of the exchange there will be 3,000,000 - "$.001 par value common shares" issued and outstanding.

     The undersigned hereby certify that they have on this 23rd day of January, 1987, executed this certificate amending the original Articles of Incorporation heretofore filed with the Secretary of State of Nevada.

/s/ MARK TIMOTHY,                      /s/ JERRY TIMOTHY
------------------------------         ------------------------------
Mark Timothy, President                Jerry Timothy, Secretary

STATE OF UTAH       )
                    : ss
COUNTY OF SALT LAKE )

On this 23rd day of January, 1987, before me the undersigned a Notary Public in and for the County of Salt Lake, State of Utah, personally appeared Mark Timothy and Jerry Timothy, known to me to be the persons whose names are subscribed to the foregoing Certificate Amending Article of Incorporation and acknowledged to me that they executed the same.

My Commission Expires:                 /s/ DON G [ILLEGIBLE]
                                       ------------------------------
     12-1-89                           Notary Public
---------------------
                                       Residing at: Salt Lake City, Utah
                                                   -------------------------


                                       2